Exhibit 99.2

Third Quarter 2005 Results October 25, 2005

2 This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties and reflect management's current views with respect to future events and are subject to risks and uncertainties. Factors and uncertainties that could cause our actual results to differ significantly from the results discussed in the forward-looking statements include, but are not limited to: general economic, market or business conditions; the opportunities (or lack thereof) that may be presented to and pursued by us; the availability and price of raw materials used by us; fluctuations in the cost of purchased energy; assumptions related to pension and post-retirement costs; competitive actions by other companies; changes in laws or regulations and actions or restrictions of regulatory agencies; the accuracy of certain judgments and estimates concerning our integration of acquired operations; our ability to execute certain strategic and business improvement initiatives; and other factors, many of which are beyond our control. Our actual results, performance, or achievement could differ materially from those expressed in, or implied by, these forward- looking statements, and accordingly, we can give no assurances that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. We expressly disclaim any obligation to publicly revise any forward-looking statements contained in this release to reflect the occurrence of events after the date of this presentation.

Third Quarter Results Income $ 38 $ 40 $ 69 EPS $ 0.33 $ 0.36 $ 0.60 3rd Qtr 3rd Qtr 2nd Qtr 2005 2004 2005 Per share results for all periods reflect the effect of the two-for-one common stock split on April 1, 2005 TIN 3rd qtr. 2005 special items - total $0.14 per share after tax - Hurricane damage & timber losses - $10 million, ($0.09) per share - Converting facility closures - $3 million, ($0.03) per share - Antitrust litigation reserves - $3 million, ($0.03) per share - Income from discontinued operations - $1 million, $0.01 per share Debt reduced $28 million in 3rd qtr. 2005 3

Third Quarter Results Excluding Special Items Net income per dil. share $ 0.33 $ 0.36 $ 0.60 Special items 0.14 0.13 -- Net income per dil. share $ 0.47 $ 0.49 $ 0.60 excluding special items 3rd Qtr 2nd Qtr 2005 2004 2005 4 Repurchased 1 million shares in 3rd qtr. 2005

YTD Results Excluding Special Items Net income per dil. share $ 1.32 $ 0.96 Special items 0.27 0.26 Net income per dil. share $ 1.59 $ 1.22 excluding special items YTD 3rd qtr. 2005 2004 5 Repurchased 13 million shares YTD 2005

Third Quarter Segment Results Operating Income (millions) Corrugated Packaging $ 15 $ 40 $ 58 Forest Products $ 64 $ 68 $ 58 Financial Services $ 67 $ 37 $ 51 $146 $145 $167 3rd Qtr 3rd Qtr 2nd Qtr 2005 2004 2005 6

Corrugated Packaging Hurricanes - $10 million negative impact in 3rd qtr. 2005 - Bogalusa, LA and Orange, TX mills - 42,000 tons lost production - Mills have resumed normal operation 3rd Qtr 3rd Qtr 2nd Qtr 2005 2004 2005 $ 15 $ 40 $ 58 Operating income (millions) 7

Corrugated Packaging (Cont'd) Price - 3rd qtr. 2005 avg. box price down $7/ton vs. 3rd qtr. 2004 avg. price - 3rd qtr. 2005 avg. box price down $25/ton vs. 2nd qtr. 2005 avg. price - October 2005 avg. box price down approximately $10/ton vs. 3rd qtr. 2005 avg. price - $30/ton linerboard increase reflected in Pulp & Paper 8

Corrugated Packaging (Cont'd) Box Volume - Despite the closure of 8 box plants since 3rd qtr. 2003, TIN box shipments have outpaced the industry for 9 consecutive quarters - Announced closure of 3 box plants - Atlanta, Louisville and Newark 9 Temple-Inland Temple-Inland Industry 3rd qtr. 2005 vs. 3rd qtr. 2004 3rd qtr. 2005 vs. 3rd qtr. 2004 1.2% (1.5%) 3rd qtr. 2005 vs. 2nd qtr. 2005 3rd qtr. 2005 vs. 2nd qtr. 2005 (2.2%) 0.8% YTD 2005 vs. YTD 2004 YTD 2005 vs. YTD 2004 1.5% (1.4%)

Corrugated Packaging (Cont'd) Freight Freight costs up $7 million vs. 3rd qtr. 2004, but down $2 million vs. 2nd qtr. 2005 Wood Wood costs up $2 million vs. 3rd qtr. 2004, but down $3 million vs. 2nd qtr. 2005 10

Corrugated Packaging (Cont'd) Recycled Fiber Recycled fiber costs down $7/ton vs. 3rd qtr. 2004 and down $1/ton vs. 2nd qtr. 2005 Energy Energy costs up $8 million vs. 3rd qtr. 2004, and up $6 million vs. 2nd qtr. 2005 Current natural gas prices up $5/mmbtu compared with 3rd qtr. 2005 avg. price of $8.90/mmbtu 11

Corrugated Packaging (Cont'd) Operating Income Reconciliation ($ in Millions) 2nd qtr. 2005 $58 Mill Maintenance (2nd qtr. 2005) 10 Price (24) Volume (8) Hurricanes (10) Energy & Other Costs (11) 3rd qtr. 2005 $15 12

Corrugated Packaging Improvements 13 Business Improvements $7 million achieved in 3rd qtr. 2005; $38 million achieved YTD Hurricane interrupted 3rd qtr. 2005 progress Confident in achieving 2005 goal of $57 million Inventory At low levels

Forest Products 3rd Qtr 3rd Qtr 2nd Qtr 2005 2004 2005 $ 64 $ 68 $ 58 Operating income (millions) Lumber - Average price up $10 vs. 3rd qtr. 2004, but down $6 vs. 2nd qtr. 2005 - Volume down 3% vs. 3rd qtr. 2004 and down 5% vs. 2nd qtr. 2005 - Current prices up $15 compared with 3rd qtr. 2005 avg. price 14

Forest Products (Cont'd) Particleboard - Average price down $35 vs. 3rd qtr. 2004 and down $12 vs. 2nd qtr. 2005 - Volume up 8% vs. 3rd qtr. 2004, but down 6% vs. 2nd qtr. 2005 15 MDF - Average price down $34 vs. 3rd qtr. 2004 and essentially flat vs. 2nd qtr. 2005 Excluding the Pembroke, Canada MDF facility, volume up 20% vs. 3rd qtr. 2004, and up 12% vs. 2nd qtr. 2005 Pembroke, Canada MDF facility sold in 2nd qtr. 2005

Forest Products (Cont'd) Gypsum - Average price up $25 vs. 3rd qtr. 2004 and up $15 vs. 2nd qtr. 2005 - Volume up 11% vs. 3rd qtr. 2004 and up 6% vs. 2nd qtr. 2005 Land Sales High-Value Land - $3 million from high-value land sales in 3rd qtr. 2005 vs. $3 million in 3rd qtr. 2004 and $3 million in 2nd qtr. 2005 Average sales price for 3rd qtr. 2005 approximately $8,000 per acre 16

Forest Products (Cont'd) Land Sales Conservation Land $5 million in 3rd qtr 2005 2,900 acres at approximately $2,100 per acre Conservation land located in East, Texas; generated low harvest volumes 17

Financial Services 3rd qtr. 2005 earnings up compared with 3rd qtr. 2004 - Lower net non-interest expense associated with repositioning of mortgage operations in 2004 3rd qtr. 2005 earnings up compared with 2nd qtr. 2005 - Strong credit conditions 3rd Qtr 3rd Qtr 2nd Qtr 2005 2004 2005 $ 67 $ 37 $ 51 Operating income (millions) 18

Comments 19 Corrugated Packaging - 4th qtr. 2005 - Volume anticipated to be down 4th qtr. 2005 vs. 3rd qtr. 2005 Seasonally weaker in 4th qtr. (especially December) 3 less shipping days in 4th qtr. 2005 vs. 3rd qtr. 2005, due to holidays (approx. 30,000 tons) - Annual mill maintenance and outage at Rome, GA linerboard mill in 4th qtr. 2005 ($3-5 million) - Hurricane Rita's 4th qtr. impact on Orange, TX linerboard mill ($2 million) - Bogalusa, LA linerboard mill outage moved from December 2005 to June 2006